SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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TVI CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TVI Corporation

7100 Holladay Tyler Road

Glenn Dale, Maryland 20769

May 2, 2005

To All TVI Stockholders:

It is my pleasure to invite you to the 2005 Annual Meeting of Stockholders of TVI Corporation to be held on Friday, May 27, 2005 at 10:00 a.m., prevailing local time, at the Company’s headquarters located at 7100 Holladay Tyler Road, Glenn Dale, Maryland 20769.

At the Annual Meeting, we will report on important activities and accomplishments of the Company and review the Company’s 2004 financial performance and business operations. You will have an opportunity to ask questions and gain an up-to-date perspective on your Company and its activities. You will also have an opportunity to meet your directors and other key executives of the Company.

As discussed in the enclosed Proxy Statement, the Annual Meeting will also be devoted to the election of directors, the ratification of the appointment of our independent accountants and consideration of any other business matters properly brought before the Annual Meeting. The Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, including the financial statements, is also enclosed.

Whether or not you plan to attend, and regardless of the number of TVI shares you own, it is important that your shares be represented at the Annual Meeting. I therefore urge you to complete, sign, date and return your proxy card promptly in the enclosed envelope. Your return of a proxy in advance will not affect your right to vote in person at the Annual Meeting.

I hope that you will attend the 2005 Annual Meeting. The officers and directors of the Company look forward to seeing you at that time.

Very truly yours,

/s/ RICHARD V. PRIDDY
Richard V. Priddy, President and Chief Executive Officer

TVI CORPORATION

7100 Holladay Tyler Road, Glenn Dale, Maryland 20769

301-352-8800

NOTICE OF ANNUAL MEETING OF

STOCKHOLDERS OF TVI CORPORATION

TO BE HELD ON FRIDAY, MAY 27, 2005

NOTICE IS HEREBY GIVEN that the 2005 Annual Meeting of stockholders of TVI Corporation (“TVI” or the “Company”) will be held at 10:00 a.m., prevailing local time, on Friday, May 27, 2005 at the Company’s offices located at 7100 Holladay Tyler Road, Glenn Dale, Maryland 20769. The stockholders will consider and act upon the following proposals:

1. To elect three (3) Class A directors to the Company’s Board of Directors, each to serve for a term of three years expiring in 2008.

2. To ratify the appointment by the Board of Directors of Stegman & Company as the Company’s independent accountants for the fiscal year ending December 31, 2005.

3. To transact such other business as may properly come before the Annual Meeting, or any adjournment or adjournments thereof. We are not currently aware of any other matters that may come before the Annual Meeting.

You are cordially invited to attend the Annual Meeting. Please carefully read the attached Proxy Statement for additional information regarding the matters to be considered and acted upon at the Annual Meeting.

The approximate date on which the attached Proxy Statement and proxy card or voting instruction form was first sent or given to Company stockholders is May 2, 2005.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE. No postage need be affixed to the return envelope if mailed in the United States. If you attend the Annual Meeting, you may withdraw your proxy and vote in person by ballot.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ RICHARD V. PRIDDY
Richard V. Priddy, President and Chief Executive Officer

Glenn Dale, Maryland

May 2, 2005

TVI CORPORATION

PROXY STATEMENT

FOR

2005 ANNUAL MEETING OF THE STOCKHOLDERS

QUESTIONS AND ANSWERS ON VOTING PROCEDURES

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act upon the matters outlined in the accompanying Notice of Annual Meeting and this Proxy Statement, including the election of directors and the ratification of the independent accountants. In addition, Company management will report on our most recent financial and operating results and respond to questions from stockholders.

Who is entitled to vote at the Annual Meeting, and how many votes do they have?

Only stockholders of record at the close of business on the record date, April 22, 2005 (the “Record Date”), or their duly appointed proxies, are entitled to receive notice of the Annual Meeting, attend the Annual Meeting, and vote the shares that they held on that date at the Annual Meeting or any postponement or adjournment of the Annual Meeting. At the close of business on the Record Date there were 29,943,392 shares of Common Stock issued, outstanding and entitled to vote. Each share has one vote. You may not cumulate votes in the election of directors.

When were the enclosed solicitation materials first given to stockholders?

The enclosed Annual Report and proxy card, together with this Notice of Annual Meeting and Proxy Statement, were first sent, or given, to stockholders on or about May 2, 2005.

What is a quorum of stockholders?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the issued and outstanding shares on the Record Date will constitute a quorum. We must have a quorum to conduct the Annual Meeting. Proxies received but marked as abstentions and broker non-votes (defined below) will be included in the calculation of the number of shares considered to be present at the Annual Meeting for purposes of determining whether a quorum is present. Since there were 29,943,392 shares of Common Stock outstanding on the Record Date, the presence of holders of 14,971,697 shares shall constitute a quorum.

If my shares are held in “street name” by my broker, will my broker vote my shares for me?

If your shares are held by your broker in “street name,” you are receiving a voting instruction form from your broker or the broker’s agent, asking you how your shares should be voted. Please complete the form and return it in the envelope provided by the broker or agent. No postage is necessary if mailed in the United States. If you do not instruct your broker how to vote, your broker may vote your shares at its discretion or, on some matters, may not be permitted to exercise voting discretion. We urge you to respond to your brokerage firm so that your vote will be cast. Votes that could have been cast on the matter in question if the brokers have received their customers’ instructions, and as to which the broker has notified us on a proxy card or voting instruction form in accordance with industry practice or has otherwise advised us that it lacks voting authority, are referred to as “broker non-votes.”

How are abstentions and broker non-votes treated?

The holders of a majority of the total shares issued and outstanding, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the meeting. Abstentions and broker non-votes are counted as present in determining whether the quorum requirement is satisfied. The affirmative vote of a plurality of the total votes cast in person or by proxy at the meeting is required for the election of directors. Abstentions and broker non-votes are not counted in determining the number of votes cast for any nominee for director. The affirmative vote of a majority of shares entitled to vote and represented in person or by proxy at the meeting is required for ratification of the appointment of independent public accountants and the election of directors. Consequently, abstentions and broker non-votes have the effect of votes against such appointment and approval.

Therefore, abstentions will have no effect on Proposal No. 1 and will have the same effect as negative votes on Proposal No. 2. If a broker which is the record holder of shares indicates on a proxy form that it does not have discretionary authority to vote those shares on a Proposal, or if shares are voted in other circumstances in which proxy authority is defective or has been withheld on such Proposal, those non-voted shares will be counted as present for quorum purposes but as not voting on the Proposal. This will have no effect on Proposal No. 1 and will have the same effect as a negative vote on Proposal No. 2.

How many votes does it take to pass each matter?

If a quorum of stockholders is present at the Annual Meeting, the following vote is needed to approve or take the indicated action:

•	a plurality of all the votes cast to elect directors
•	a majority of all the votes cast to approve the proposal regarding the ratification of Stegman & Company as our independent accountants

How do I vote?

You can vote on matters to come before the Annual Meeting in two ways: (i) you can attend the Annual Meeting and cast your vote in person; or (ii) you can vote by completing, dating and signing the enclosed proxy card and returning it to us or by the use of mail or facsimile. If you do so, you will authorize the individuals named on the proxy card, referred to as the proxyholders, to vote your shares according to your instructions or, if you provide no instructions, according to the recommendations of the Board of Directors.

What is a proxy?

A proxy is another person you authorize to vote on your behalf. We solicit proxies so that all TVI common shares may be voted at the Annual Meeting even if the holders do not attend the Annual Meeting.

How will my proxy vote my shares?

If you properly sign and return your proxy card or voting instruction form your shares will be voted as you direct. If you sign and return your proxy card or voting instruction form but do not specify how you want your shares voted, they will be voted FOR the election of each of the nominees for Director as set forth under “Election of Directors” and FOR the ratification of the independent accountants. Also, you will give your proxies authority to vote, using their discretion, on any other business that properly comes before the Annual Meeting.

How do I vote using my proxy card?

There are four steps.

1.	Vote on each of the proposals as follows:

•	Proposal #1 The name of each of the director nominees are listed on your proxy card. You have multiple voting options:

•	Option 1. To vote for all of the director nominees, check the box marked “FOR.”

•	Option 2. To vote for some of the director nominees and against the rest, check the box marked “FOR” and draw a line through the names of the directors you want to vote against.

•	Option 3. To vote against all of the director nominees, check the box marked “AGAINST”.

•	Option 4. To abstain from voting for any of the director nominees (that is, not vote for or against any nominee), you check the box marked “WITHHOLD AUTHORITY.”

•	Option 5. To abstain from voting for any individual director nominee(s) (that is, not vote for or against some of the nominees), you may write the individual nominee(s) name on the line provided.

•	Proposal #2 Check the box “APPROVE,” or “DISAPPROVE,” or “ABSTAIN” (to cast no vote).

2.	Sign and date your proxy card. If you do not sign and date your proxy card, your votes cannot be counted.

3.	Mail your proxy card in the pre-addressed, postage-prepaid envelope.

4.	Check the indicated box on your proxy card if you plan to attend the Annual Meeting.

Can I vote by proxy even if I plan to attend the Annual Meeting?

Yes. If you vote by proxy, you do not need to fill out a ballot at the Annual Meeting, unless you want to change your vote.

Why might I receive more than one proxy card? Should I vote on each proxy card I receive?

First, you may have various accounts with us that are registered differently, perhaps in different names or different social security or federal tax identification numbers. Second, you may also own shares indirectly through your broker. Your broker will send you a proxy card or voting instruction form for these shares. You should vote on each proxy card or voting instruction form you receive and mail it to the address shown on the proxy or form.

How do I change my vote?

You may change your vote at any time before the Annual Meeting by:

•	notifying the Corporate Secretary, in writing at 7100 Holladay Tyler Road, Glenn Dale, Maryland 20769, that you are changing your vote; or

•	completing and sending in another proxy card or voting instruction form with a later date; or

•	attending the Annual Meeting and voting in person.

Who is soliciting my proxy, how is it being solicited, and who pays the cost?

TVI, on behalf of the Board of Directors, through its directors, officers and employees, is soliciting proxies primarily by mail. However, proxies may also be solicited in person, by telephone or facsimile. TVI pays the cost of soliciting proxies, if any.

MATTERS ON WHICH YOU ARE VOTING

Proposal No. 1 Election of Directors

The creation of a classified Board of Directors was approved at last year’s Annual Meeting. At that time, the five (5) TVI directors were divided into three (3) classes to serve for one, two or three year terms, or until their successors were duly elected and qualified. Class A currently contains one member and his term expires at this year’s Annual Meeting; Class B currently contains two members whose terms expire at the 2006 Annual Meeting; and Class C also currently contains two members whose terms expire at the 2007 Annual Meeting.

The Board of Directors has approved an expansion of the size of the Board of Directors from the current five (5) members to a total of seven (7) members. Consequently, at the 2005 Annual Meeting three (3) new Class A directors with a three-year term expiring in 2008 are to be elected. It is expected that a majority of the Common Stock will be voted in favor of each of the three nominees named below to serve until the 2008 Annual Meeting, or until his successors have been duly elected and qualified. None of the nominees is a current Company director and one of the nominees is a current Company executive officer and former Company director. In the event that any nominee is unable or declines to serve as a director, an alternate nominee may be designated by the present Board of Directors to fill the vacancy.

Todd L. Parchman, Matthew M. O’Connell and Charles L. Sample, Company Executive Vice President, have each been nominated by the Board for election as the Class A directors at this Annual Meeting for a term of three years, or until their successors are duly elected and qualified. Each of the nominees has agreed to serve if elected. However, if for some reason any one or more of them is unable to serve or for good cause will not serve, your proxies will vote for the election of another person nominated by the Board of Directors, unless the Board reduces the number of directors. Biographical information for each of the nominees and other information about each are presented beginning on page 5. The Board of Directors unanimously recommends a vote “FOR” each of the director nominees.

Proposal No. 2 Ratification of Stegman & Company as Independent Accountants for 2005

This Proposal is to ratify the appointment by the Board of Directors of Stegman & Company as our independent accountants for 2005. See Proposal No. 2 on page 17. The Board of Directors unanimously recommends a vote “FOR” this Proposal.

Other Business Matters

The Board of Directors is not aware of any other business for the Annual Meeting. However:

•	if the persons named to serve as directors are unable to serve or for good cause will not serve,

•	if any stockholder proposal which is not in this proxy statement or on the proxy card or voting instruction form pursuant to Rule 14a-8 or 14a-9 of the Securities Exchange Act of 1934 is presented for action at the Annual Meeting, or

•	if any matters concerning the conduct of the Annual Meeting are presented for action,

then stockholders present at the Annual Meeting may vote on such items. If you are represented by proxy, your proxies will vote your shares using their discretion.

PROPOSAL ONE: ELECTION OF CLASS A DIRECTORS

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES. IF NOT OTHERWISE SPECIFIED, PROXIES WILL BE VOTED FOR ALL NOMINEES.

General

The Amended and Restated By-Laws of the Company (the “By-Laws”) provide that the Company’s business shall be managed under the direction of a Board of Directors, with the number of directors to be 10 members, unless and until otherwise determined by resolution of the Board of Directors. Recently, the Board of Directors has fixed the number of directors which are to be elected at the Annual Meeting at seven, by adding two directors to Class A, for a total of three directors in Class A. Director candidates are nominated by the Board of Directors and the Board has nominated the three individuals for election to the Board discussed below.

The creation of a classified Board of Directors was approved at last year’s Annual Meeting. At that time, the five directors were divided into three classes to serve for one, two or three year terms, or until their successors have been duly elected and qualified. Class A currently contains one member and his term expires at this year’s Annual Meeting; Class B currently contains two members whose terms expire at the 2006 Annual Meeting; and Class C also currently contains two members whose terms expire at the 2007 Annual Meeting. The directors, classes, and terms approved at the 2004 Annual Meeting were as follows:

Directors	Class	Term
Joseph J. Borkoski	A	2005
Joseph J. Duffy	B	2006
Mark N. Hammond	B	2006
Harley A. Hughes	C	2007
Richard V. Priddy	C	2007

Class A now contains three members, one of which’s initial term expires this year. Consequently, all three Class A directors with a three-year term expiring in 2008 are to be elected at this Annual Meeting. It is expected that a majority of the Common Stock will be voted in favor of each of the three nominees named below, to serve until the end of their applicable term, or until their successors have been duly elected and qualified. None of the nominees is a current Company director and one of the nominees is a current Company executive officer and former Company director. In the event that a nominee is unable or declines to serve as a director, an alternate nominee may be designated by the present Board of Directors to fill the vacancy.

Any vacancy that exists or occurs during the year may be filled by a majority vote of the Board of Directors without any further stockholder action. The vacancy may be filled for the remainder of the term. There is no reason to believe that each nominee will be unable to serve if elected, and to the knowledge of management each nominee intends to serve the entire term for which election is sought.

Vote Required

If a quorum is present and voting, the nominees receiving the highest number of votes will be elected to the Board of Directors.

Director Nominees

The name of the three nominees and certain information about each is set forth below:

Nominees	Class	Term	Age	Title/Affiliation
Matthew M. O’Connell	A	2008	52	Independent Director
Todd L. Parchman	A	2008	50	Independent Director
Charles L. Sample	A	2008	57	TVI Executive Vice President

Matthew M. O’Connell has served as the Chief Executive Officer, President and member of the Board of Directors of ORBIMAGE, Inc., a publicly held company which is a leading provider of global space-based imagery of the earth, since the spring of 2003. Mr. O’Connell served as Acting CEO of a predecessor company to ORBIMAGE from October 2001 to the spring of 2003. Prior to joining ORBIMAGE, Mr. O’Connell was a Managing Director at Crest Advisors, a New York-based private investment bank that invested in and advised middle-market companies, especially in the media and communications industries. Mr. O’Connell has over 20 years of experience in communications management and finance. Prior to joining Crest, Mr. O’Connell was Senior Vice President, Legal and Business Affairs for Sony Worldwide Networks, a division of Sony Corporation specializing in radio and Internet programming. Before working at Sony, he served as Senior Vice President and General Counsel of Osborn Communications Corporation, a publicly-traded radio and television station operator. Prior to his tenure at Osborn, Mr. O’Connell was the Assistant General Counsel at Cablevision Systems Corporation, where he was responsible for acquisitions and finance, including the company’s initial public offering. Mr. O’Connell began his career as a lawyer on Wall Street, specializing in mergers and acquisitions and corporate finance. Mr. O’Connell earned his J.D. in Law from the University of Virginia and a B.A. from Trinity College, where he was elected to Phi Beta Kappa.

Other than serving as a director of TVI if elected, Mr. O’Connell has no material relationship with TVI.

Todd L. Parchman is a co-founder and partner of Parchman, Vaughan & Company, L.L.C., a Baltimore-based investment banking firm providing investment banking services to the education and training industries and related businesses. Prior to founding Parchman, Vaughan in 1996, Mr. Parchman managed the investment banking business of Ferris, Baker Watts, Inc., the largest full-service investment banking firm headquartered in Washington, D.C., from 1990 to 1996 and served on its Board of Directors. Mr. Parchman started his career in 1975 as a corporate banker in the First National Bank of Chicago’s First Scholar program. In 1979, he joined Norwest Corporation in Minneapolis and ultimately became Senior Vice President and Managing Officer of its Norwest Energy Finance unit. In 1985, he founded Signet Investment Banking Company and served as its Senior Managing Director. Mr. Parchman has served on a number of non-profit and corporate boards in his 30 year career. Mr. Parchman received a Master of Business Administration degree in Finance and Accounting from the University of Chicago. He also holds a Bachelor of Arts degree in Economics and French from the University of North Carolina at Chapel Hill where he was a Morehead Scholar. Mr. Parchman has taught graduate-level courses in finance and negotiation at Johns Hopkins University and St. Thomas University. Mr. Parchman is also a Trustee of the Culver Educational Foundation. Mr. Parchman currently serves as a board member of The Education Industry Association, a trade group representing enterprises engaged in providing education services, as well as the United States Lacrosse Foundation, an independent nonprofit corporation that operates in support of US Lacrosse, the national governing body of men’s and women’s lacrosse.

Other than serving as a director of TVI if elected, Mr. Parchman has no material relationship with TVI.

Charles L. Sample Mr. Sample has served as a TVI Executive Vice President since May 2002 and served from April of 1995 until that time as Vice President. Mr. Sample has been instrumental in the growth of TVI’s reputation as the leading domestic decontamination system supplier. Mr. Sample is known throughout the First Responder Industry as one of the leading experts in Mass Casualty Decontamination and has been instrumental in establishing industry-accepted standards for rapidly deployed decontamination systems. He designed much of the current TVI offering in decontamination products and has three patents pending based on these innovative designs. Mr. Sample also brings extensive entrepreneur experience having founded, managed, and sold several companies. Mr. Sample has a B.S. from The University of Maryland and he holds a U.S. Government Top Secret Clearance.

In addition to serving as TVI Executive Vice President since May 2002, Mr. Sample also served as a member of the Company’s Board of Directors from March 1995 until May 2002.

Continuing Directors

The name of the four continuing directors and certain information about each is set forth below:

Joseph J. Duffy Mr. Duffy has served as a member of the Company’s Board of Directors since 1999 and has held executive positions in several major firms in both CEO and CFO roles. Specifically, he has previously served as chairman and CEO of McCulloch Corporation in Tucson, Arizona and Vision Hardware Group in Columbus, Ohio. He has held a variety of senior management positions with Woodbrook Capital, Strescon Industries, Eastmet Corporation, Chemetals Corporation and the Firestone Tire and Rubber Company. He has been active in turnaround management for over fifteen years, serving in major roles in several corporate restructurings, revitalizations or bankruptcy reorganizations. He is president of Duffy Consulting Group, LLC, a private business consulting firm located in Severna Park, Maryland specializing in corporate revitalization, financial and operational restructuring services, the formulation and implementation of business strategy as well as mergers and acquisitions assistance. He currently serves as a director and advisor on a number of boards. Mr. Duffy is a graduate of LaSalle University in Philadelphia from conferred an accounting degree.

Mark N. Hammond Mr. Hammond has served as a member of the Company’s Board of Directors since 1995 and as both the Chairman of the Board and Chair of the Audit Committee of the Company since August of 2002. For the past 16 years, Mr. Hammond has served as the Chief Financial Officer of the American Beverage Association and previously held various financial management positions with the Association dating back to December of 1984. He is a Certified Public Accountant and has 29 years of public accounting experience. He has a B.S. in Accounting and is a member of several professional accountant associations. Mr. Hammond also serves a member of the Board of Trustees of Limestone College, a private liberal arts college located in Gaffney, South Carolina, and his alma mater.

Harley A. Hughes Lieutenant General Hughes (USAF retired) has served as a member of the Company’s Board of Directors since 2003 and is the Chairman of F&H 2, Inc., a consulting business he formed in 1992 to develop strategies for predicting emerging space, air attack, reconnaissance and weapons requirements in a changing political, budgetary and technological environment. From 1988 to 1992 General Hughes was the Senior Vice President for Betac Corporation, an information systems consulting company offering design, engineering, development, integration, testing and life cycle support services to a host of military services and law enforcement agencies. During the first Bush administration, General Hughes was dual-hatted as both deputy chief of staff for plans and operations, Headquarters U.S. Air Force, and the Air Force operations deputy to the Joint Chiefs of Staff, Washington, D.C. During the Vietnam conflict, the general served as a command pilot logging over 5,000 flying hours and 225 combat missions in Southeast Asia, with numerous military decorations and awards. General Hughes holds a BS from Oklahoma A&M College and both a BA and a MS from the University of Colorado. General Hughes also has completed Squadron Officer School, National War College and the Industrial College of the Armed Forces. General Hughes also serves as a director and advisor on a number of boards, including ManTech Corporation, Pinkerton Government Services, Inc., Aviation Technology Group, Inc. and the Institute for Scientific Research, Inc.

Richard V. Priddy Mr. Priddy was named Company President and CEO in February 2002 and has served as a member of the Company’s Board of Directors since 2002. From January of 2000 until joining TVI, Mr. Priddy was Director of Material for Iphotonics, Inc., a provider of core optical manufacturing services to many OEMs and suppliers. Mr. Priddy has an extensive background in operations and government contracting. With experience at ITT, Rockwell, Allied Signal and other firms dating back to the early 1980s, he has been instrumental in growing manufacturing based businesses, contracting logistical support functions for the military, and developing an environmental products business. He holds a B.S. in Industrial Engineering/ Management from Clemson University and an MBA from the University of Iowa.

Other Current Director

The name of our other current director, whose term ends at the 2005 Annual Meeting and who will not be continuing as a director for the Company, and certain information about him is set forth below:

Joseph J. Borkoski Mr. Borkoski has served as a director of TVI since 1998 and his current term expires at this year’s Annual Meeting. He is currently the President of Regal Decision Systems, Inc., a private technology firm specializing in simulation software and decision support analysis. Mr. Borkoski has held several executive positions which included managerial, business development, and merger/acquisition roles. Previous employers include Diversified International Sciences Corp. and ManTech International. He has an engineering degree from the University of Maryland and advanced degrees from the Wharton School of Business and the University of Southern California. He has specific expertise in business development and marketing, and is a member of the business faculty of Anne Arundel Community College.

Other than his service as a director of TVI, Mr. Borkoski has no material relationship with TVI.

Executive Officers

In addition to the information provided above with regard to Mr. Priddy, the Company’s President and CEO, and Mr. Sample, the Company’s Executive Vice President, set forth below is information about the Company’s other current senior executive officer.

Karin A. McQuade Ms. McQuade was named Vice President of Finance and Chief Financial Officer in May 2004. Ms. McQuade possesses over 25 years of hands-on accounting experience in all phases of public and private manufacturing and retail organizations, most recently with Smiths Detection, where she last served as Vice President of Finance and Administration. In her past posts, Ms. McQuade has been responsible for accounting and finance, MIS and business development departments, including budgeting, forecasting, financial reporting and analysis, cash management and capital asset management. Ms. McQuade holds a B.S. in Education from the University of Pittsburgh, a B.S. in Business & Management – Accounting from the University of Maryland, and a Masters in Financial Management, also conferred by the University of Maryland.

Significant Employees

During 2004 there were no employees essential to the Company’s activities.

Legal Proceedings

No officer or director was known to be involved in any legal proceeding involving bankruptcy, criminal activity, securities or banking issues, or commodities violations.

Certain Relationships and Transactions

There are no transactions, or series of similar transactions, either during 2004 or currently proposed, to which the Company was or is to be a party, in which the amount involved exceeds $60,000 and in which any director, nominee for director, executive officer, 5% stockholder or any immediate family member of any of the foregoing had, or will have, a direct or indirect material interest.

There are no known family relationships between any of the Company’s officers or directors.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities (the “Reporting Persons”), to file reports of ownership and changes in ownership of equity securities of the Company with the Securities and Exchange Commission (“SEC”). Officers, directors, and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file.

Based solely upon a review of Forms 3 and Forms 4 furnished to the Company pursuant to Rule 16(a)-3 under the Exchange Act during its most recent fiscal year and Forms 5 with respect to its most recent fiscal year, the Company believes that all reports required by Section 16(a) of the Exchange Act of its directors and officers were filed as required, except that Mr. Sample was late in reporting one exercise of a Company stock option on SEC Form 4 and Mr. Duffy was late in reporting one exercise of a Company stock option on SEC Form 4.

Committees of The Board

The Board of Directors has established three standing committees to assist it in carrying out its responsibilities, namely the Audit Committee, the Compensation Committee and the Corporate Governance Committee. As of the Record Date the composition and other information regarding each committee was as follows:

Audit Committee:

Number of Members:	Three

Members:

Mark N. Hammond (Chair), Joseph J. Duffy and Joseph J. Borkoski

All of the members are outside directors who are not officers or employees of the Company. Each of the present members is independent, as “independence” is defined by NASDAQ. In addition, Mr. Hammond qualifies as an “audit committee financial expert” as that term is defined in Item 401 of Regulation S-B and by NASDAQ.

Number of Meetings in 2004:	Four

Functions:

•      Recommends to the Board the independent public accountants to audit the books and records of the Company

•      Examines the scope and extent of the audit conducted by the independent public accountants and to advise the Board with respect thereto

•      Reviews the recommendations of the independent public accountants with respect to accounting methods and internal controls, and to advise the Board with respect thereto

•      Performs such other functions and responsibilities as may be assigned by the Board

Report of the Audit Committee

The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company’s financial reporting process. We operate pursuant to a charter that was approved by the Board on March 27, 2003. Company management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company’s financial statements in accordance with generally accepted auditing standards and expressing an opinion as to their conformity with generally accepted accounting principles in the United States of America. The independent auditors have free access to the Audit Committee to discuss any matters they deem appropriate.

In the performance of our oversight function, the Committee has considered and discussed the audited financial statements with management and the independent auditors. The Committee relies without independent verification on the information provided to it and on the representations made by management and the independent accountants. The Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as currently in effect. Finally, the Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” as currently in effect, and has considered whether the provision of non-audit services by the independent auditors to the Company is compatible with maintaining the auditor’s independence and have discussed with the auditors the auditors’ independence.

Based upon the reports and discussions described in this report, the Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2004 filed with the Securities and Exchange Commission.

This report is submitted on behalf of the Audit Committee.

Respectfully submitted,

Mark N. Hammond, Chair

Joseph J. Duffy

Joseph J. Borkoski

March 21, 2005

The material in this proxy statement will not be deemed filed with the SEC or will be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filings.

Compensation Committee:

Number of Members:	Two

Members:

Harley A. Hughes (Chair) and Mark N. Hammond

Both of the members are outside directors who are not officers or employees of the Company. Each of the present members is independent, as “independence” is defined by NASDAQ.

Number of Meetings in 2004:	Two

Functions:	Recommends to the Board compensation policies, including incentive compensation, for the principal executives of TVI.

Charter:	The Compensation Committee operates pursuant to a charter that was approved by the Board in March 2004.

Corporate Governance Committee:

Number of Members:	Three

Members:

Mark N. Hammond (Chair), Joseph J. Duffy and Harley H. Hughes

All of the members are outside directors who are not officers or employees of the Company. Each of the present members is independent, as “independence” is defined by NASDAQ.

Number of Meetings in 2004:	Three

Functions:

•      Recommends to the Board procedures for promoting effective corporate governance generally and effective Board deliberations and Committee work specifically

•      Establishes criteria for nominating candidates to serve as Board members and process for identifying and evaluating nominee candidates

•      Recommends to the Board nominees candidates to serve as Board members.

•      Considers nominee candidates recommended by stockholders. Such recommendations must be served in writing to the Corporate Secretary at the Company’s address and must be accompanied by a detailed biographical and occupational data on the nominee candidate, along with a written consent of the nominee candidate to consideration of his or her name by the Committee. The Company’s Bylaws include additional requirements regarding nominations of persons at stockholders’ meetings other than by the Board.

Charter:	The Corporate Governance Committee operates pursuant to a charter that was approved by the Board in March 2004.

Communications with the Board of Directors

Our Board of Directors encourages our stockholders to communicate with it regarding their concerns, complaints and other matters related to our business, and the Board has established a process by which you may send written communications to the Board or to one or more individual directors. You may address and mail your communications as follows:

TVI Corporation

7100 Holladay Tyler Road

Glenn Dale, Maryland 20769

Attention: Corporate Secretary

You should indicate whether your communication is directed to the entire Board of Directors, to a particular committee of the Board or its Chairman, or to one or more individual directors. All communications will be reviewed by our Corporate Secretary and forwarded on to the intended recipients. Communications that involve specific complaints from a customer of the Company relating to a financial relationship or transaction will be forwarded to the head of the department or division that is most closely associated with the subject of the complaint.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information with respect to the beneficial ownership of our Common Stock as of April 15, 2005 for:

•	each person who we know owns beneficially more than 5% of our Common Stock,

•	each named executive officer,

•	each of our directors and nominees, and

•	all of our named executive officers and directors as a group.

The number of shares beneficially owned by each stockholder is determined under rules promulgated by the SEC. The information does not necessarily indicate beneficial ownership for any other purpose. Under these rules, the number of shares of Common Stock deemed outstanding includes shares issuable upon exercise of options held by the respective person or group which may be exercised within 60 days after April 15, 2005. Further, such beneficial ownership includes securities owned by or for the spouse, children or certain other relatives of such person as well as other securities as to which the person has or shares voting or investment power. The same shares may be beneficially owned by more than one person. Beneficial ownership may be disclaimed as to certain of the securities.

The percentages have been calculated by treating as outstanding for purposes of calculating the percentage ownership of a particular person, all shares of the Company’s Common Stock outstanding as of such date and all such shares issuable to such person in the event of the exercise of the person’s options, if any, exercisable at such date or within 60 days thereafter. All addresses for the executive officers and directors are TVI Corporation’s address at 7100 Holladay Tyler Road, Glenn Dale, Maryland 20769.

Name and Address of Beneficial Ownership	Number of Shares Beneficially Owned		Percentage of Voting Securities
Chilton Investment Company, Inc.	1,769,000	(1)	5.9%
Kern Capital Management, LLC	1,612,800	(2)	5.4%
Joseph J. Borkoski	369,505	(3)	1.2%
Francis Brochu	16,150	(4)	0.1%
Joseph J. Duffy	282,246	(5)	0.9%
Mark N. Hammond	603,334	(6)	2.0%
Harley A. Hughes	57,246	(7)	0.2%
Stephen Kubicsko	47,500	(8)	0.2%
Scot McLean	0		0.0%
Karin A. McQuade	37,500	(9)	0.1%
Matthew M. O’Connell	0	(10)	0.0%
Todd L. Parchman	0	(11)	0.0%
Thomas K. Plunkett	50,000	(12)	0.2%
Richard V. Priddy	444,746	(13)	1.5%
Charles L. Sample	563,300	(14)	1.9%
All Directors and Executive Officers as a group (9 persons)	2,405,377	(15)	8.0%

(1)	According to a Schedule 13G filed with the SEC on February 14, 2005 on behalf of Chilton Investment Company, Inc. (“Chilton”), Chilton possesses sole investment and voting power over as to the above shares.

(2)	According to a Schedule 13G filed with the SEC on February 14, 2005 on behalf of Kern Capital Management, LLC (“Kern”), Kern possesses sole investment and voting power over as to the above shares.
(3)	Includes 294,505 shares of Common Stock held directly and options to purchase 75,000 shares of Common Stock awarded pursuant to the Company’s stock option plans, which are exercisable currently or within 60 days of the table date. Mr. Borkoski is an independent director of the Company.
(4)	Includes 16,150 shares of Common Stock held directly. Mr. Brochu’s employment with the Company terminated in July 2004.
(5)	Includes 157,246 shares of Common Stock held directly and options to purchase 125,000 shares of Common Stock awarded pursuant to the Company’s stock option plans, which are exercisable currently or within 60 days of the table date. Mr. Duffy is an independent director of the Company.
(6)	Includes 416,334 shares of Common Stock held directly, options to purchase 175,000 shares of Common Stock awarded pursuant to the Company’s stock option plans, which are exercisable currently or within 60 days of the table date, and 12,000 shares of Common Stock held by Mr. Hammond’s daughter. Mr. Hammond is an independent director of the Company.
(7)	Includes 7,246 shares of Common Stock held directly and options to purchase 50,000 shares of Common Stock awarded pursuant to the Company’s stock option plans, which are exercisable currently or within 60 days of the table date. Mr. Hughes is an independent director of the Company.
(8)	Includes options to purchase 47,500 shares of Common Stock awarded pursuant to the Company’s stock option plans, which are exercisable currently or within 60 days of the table date.
(9)	Includes options to purchase 37,500 shares of Common Stock awarded pursuant to the Company’s stock option plans, which are exercisable currently or within 60 days of the table date.
(10)	Mr. O’Connell is an independent director nominee of the Company.
(11)	Mr. Parchman is an independent director nominee of the Company.
(12)	Includes 50,000 shares of Common Stock held directly. Mr. Plunkett resigned from the Company in May 2004.
(13)	Includes 182,246 shares of Common Stock held directly and options to purchase 262,500 shares of Common Stock awarded pursuant to the Company’s stock option plans, which are exercisable currently or within 60 days of the table date.
(14)	Includes 277,500 shares of Common Stock held directly, options to purchase 125,000 shares of Common Stock awarded pursuant to the Company’s stock option plans, which are exercisable currently or within 60 days of the table date, and 160,800 shares of Common Stock held by Mr. Sample’s wife. Mr. Sample is a non-independent director nominee of the Company.
(15)	Includes options to purchase 897,500 shares of Common Stock awarded pursuant to the Company’s stock option plans, which are exercisable currently or within 60 days of the table date.

Executive Compensation

The following table sets forth the aggregate cash compensation paid for services rendered during each of the last three fiscal years to: (i) the Company’s Chief Executive Officer and (ii) certain of its other executive officers. We may refer to these officers as our “named executive officers” elsewhere herein.

		Annual Compensation				Long Term Compensation
						Awards		Payouts
Name and Principle Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)		Restricted Stock Award(s) ($)	Securities Underlying Options/ SARs (#)	LTIP Pay- outs ($)	All Other Compen- sation ($)
Richard V. Priddy President & Chief Executive Officer	2004 2003 2002	$179,308 153,363 93,558	$130,165 111,945 50,000	$6,634 1,777	(2) (2)	$25,000 13,750	125,000/0 150,000/0 175,000/0		$34,750 24,000	(1) (1)
Karin A. McQuade Vice President Finance & Chief Financial Officer (3)	2004	97,431	20,000				45,000/0
Charles L. Sample Executive Vice President	2004 2003 2002	114,231 105,000 69,000	352,920 370,273 163,738				50,000/0 50,000/0 50,000/0
Stephen Kubicsko Vice President Engineering(4)	2004 2003	100,000 3,846	10,000 3,000				15,000/0 40,000/0
Scot McLean Vice President of Sales and Marketing(5)	2004	61,702	47,400				30,000/0
Francis Brochu Director of Business Development (6)	2004 2003	66,635 91,692	21,000				30,000/0
Thomas K. Plunkett Vice President Finance & Treasurer(7)	2004 2003 2002	82,500 97,885 47,000	10,000 5,000 7,000				50,000/0 70,000/0

(1)	Compensation as member of the Board of Directors of the Company.
(2)	Reimbursement of travel expenses.
(3)	Ms. McQuade joined the Company in February 2004.
(4)	Mr. Kubicsko joined the Company in November 2003.
(5)	Mr. McLean’s employment with the Company terminated in March 2005.
(6)	Mr. Brochu’s employment with the Company terminated in July 2004.
(7)	Mr. Plunkett resigned from the Company in May 2004.

STOCK OPTIONS GRANTS

FOR FISCAL YEAR ENDED DECEMBER 31, 2004

The following table sets forth for each of the persons named in the above Summary Compensation Table certain information with respect to the award of stock options to purchase Common Stock granted during 2004.

Name	Number of Securities Underlying Options Granted (#)	% Of Total Options Granted to Employees in Fiscal Year		Exercise or Base Price ($/Sh)	Expiration Date
Richard V. Priddy (1)	125,000	19%		$2.98	01/01/2014
Karin A. McQuade (2)	30,000 15,000	5 2	% %	3.80 3.94	02/17/2009 05/05/2014
Charles L. Sample (3)	50,000	8%		3.94	05/05/2014
Stephen Kubicsko(4)	15,000	2%		3.94	05/05/2014
Scot McLean(5)	30,000	5%		3.87	06/30/2014
Francis Brochu (6)	0	0%		—	—
Thomas K. Plunkett (7)	0	0%		—	—

(1)	Represents options awarded for service as President and CEO.
(2)	Represents options awarded for service as Vice President of Finance and Chief Financial Officer.
(3)	Represents options awarded for service as Executive Vice President.
(4)	Represents options awarded for service as Vice President Engineering.
(5)	Represents options awarded for service as Vice President of Sales & Marketing. Mr. McLean’s employment with the Company terminated in March 2005.
(6)	Mr. Brochu’s employment with the Company terminated in July 2004.
(7)	Mr. Plunkett resigned from the Company in May 2004.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION

VALUES TABLE FOR FISCAL YEAR ENDED DECEMBER 31, 2004

The following table sets forth for each of the persons named in the Summary Compensation Table the number of shares acquired and the value realized as the result of stock option exercises during 2004.

Name	Shares Acquired on Exercise (#)	Value Realized ($)(1)	Number of Securities Underlying Unexercised Options at FY-End (#)(2) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options at FY-End($)(3) Exercisable/ Unexercisable
Richard V. Priddy	125,000	$440,000	137,500/187,500	611,875/834,375
Karin A. McQuade	0	0	30,000/15,000	133,500/66,750
Charles L. Sample	399,000	$1,382,015	75,000/75,000	333,750/333,750
Stephen Kubicsko(4)	0	0	40,000/15,000	178,000/66,750
Scot McLean(5)	0	0	30,000/0	133,500/0
Francis Brochu(6)	30,000	$83,100	0/0	0/0
Thomas A. Plunkett(7)	50,000	$127,000	0/0	0/0

(1)	For all exercised options in fiscal year 2004, the aggregate dollar value realized is determined by calculating the excess of the market value of the TVI’s Common Stock underlying those options over the exercise price of those options. As required, the price used to calculate these figures was the closing sale price of the Common Stock on the NASDAQ Small Cap at the date of exercise.
(2)	The total number of unexercised options held as of December 31, 2004, separated between those options that were exercisable and those options that were not exercisable on that date.
(3)	For all unexercised options held as of December 31, 2004, the aggregate dollar value is determined by calculating the excess of the market value of TVI’s Common Stock underlying those options over the exercise price of those unexercised options. These values are shown separately for those options that were exercisable, and those options that were not yet exercisable, on December 31, 2004. As required, the price used to calculate these figures was the closing sale price of the Common Stock on the NASDAQ SmallCap Market as of December 31, 2004 of $4.45.
(4)	Mr. Kubicsko joined the Company in November 2003.
(5)	Mr. McLean’s employment with the Company terminated in March 2005.
(6)	Mr. Brochu’s employment with the Company terminated in July 2004.
(7)	Mr. Plunkett resigned in May 2004.

No stock appreciation rights (SARs) have been awarded under the Company’s 1998 Incentive Stock Option Plan (the “1998 Plan”).

Equity Compensation Plan Information

The following table sets forth information as of April 15, 2005 with respect to the compensation plans under which equity securities of the Company are authorized for issuance.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)	1,614,000	$2.21	3,191,000
Equity compensation plans not approved by security holders (2)	n/a	n/a	n/a

(1)	Equity compensation plans approved by security holders include (i) the TVI 1995 Non-Qualified Stock Plan (the “1995 Plan”) and (ii) the TVI Amended and Restated 1998 Incentive Stock Option Plan (the “1998 Plan”). Of the number of total shares granted under both plans, 6,809,000 shares have been awarded under the 1998 Plan.
(2)	All of the Company’s equity compensation plans have been approved by its stockholders.

Arrangements for Change in Control

There are no existing arrangements which would result in a change in control of the Company.

Employment Agreements

The Company has entered into an employment agreement with its President and CEO, Richard V. Priddy, which provides for certain benefits upon termination of his employment following a “change in control” in certain instances. Specifically, in the event of termination by TVI either without “cause” or by Mr. Priddy for “good reason” within one (1) year of a change in control, TVI will continue to provide Mr. Priddy with both his base salary and standard benefits through the greater of the balance of the contract term or one year. Additionally, in such an event, Mr. Priddy shall be entitled to receive a pro rated portion of the annual bonus to which he otherwise would have been entitled for the year during which such termination occurs.

Directors’ Compensation

The Company’s Board of Directors met seven (7) times in 2004. Each of the directors attended 75% or more of the aggregate number of regularly scheduled and special Board and committee meetings held during the year.

For service as a director since the 2004 Annual Meeting, directors received: (i) $25,000 upon election or re-election; (ii) $1,500 for each Board meeting attended, and (iii) $750 for each Committee meeting attended in person, if held on a day other than a scheduled Board meeting. Additionally, the Chairman of the Board received $1,000 per each full month of such service, payable monthly in advance. No additional fees are paid for attendance at any Company meetings.

Under the 1998 Plan, directors annually receive an outright grant of the Company’s Common Stock equal to $25,000 as determined by the fair market value of the Company’s Common Stock on the date of grant. For fiscal year 2004, each director received an outright grant of 7,246 shares, or $25,000 worth, of Common Stock of the Company based on the closing trading price of the Common Stock as of the day of the Annual Meeting.

The Company includes equity awards as a part of the directors’ remuneration for their board service, as the Board believes that it is important that TVI directors are also TVI stockholders. However, all Plan awards made to directors have always been approved by the full Board immediately following their election at the stockholders’ meeting and have been priced with reference to TVI’s Common Stock prevailing market price on the grant date.

PROPOSAL TWO: RATIFICATION OF STEGMAN & COMPANY AS INDEPENDENT ACCOUNTANTS FOR 2005

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THIS PROPOSAL. IF NOT OTHERWISE SPECIFIED, PROXIES WILL BE VOTED FOR APPROVAL OF THIS PROPOSAL.

Upon the recommendation of the Audit Committee, the Board of Directors has appointed Stegman & Company to serve as the Company’s independent accountants for its year ending December 31, 2005. The Board of Directors is seeking ratification of this appointment. A representative from Stegman & Company will be available at the Annual Meeting to answer your questions and make a statement if he or she desires.

Below is a breakdown of fees billed by Stegman & Company in 2004 and 2003:

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees(1)
2004	$45,500	$14,000	$7,250	$300
2003	$21,335	n/a	n/a	n/a

(1)	Consists of employment-related consulting services.

Relationship with Prior Independent Auditors

Upon the recommendation of the Audit Committee, effective July 16, 2003, the Board named Stegman & Company as its new independent public accountant, succeeding Aronson & Company. Aronson & Company’s reports on the Company’s financial statements for the fiscal year ending December 31, 2002 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Except as set forth in the following paragraph, in connection with the audit for the fiscal year ending December 31, 2002 and the subsequent period through the date of cessation of the relationship with Aronson & Company, there were no disagreements with Aronson & Company on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Aronson & Company, would have caused Aronson & Company to make reference to the subject matter of the disagreement(s) in connection with its report on the Company’s financial statements.

In its initial filing of the Company’s Annual Report for 2002 on SEC Form 10-KSB filed on March 31, 2003, the Company reported a deferred tax asset in the amount of $1,358,000 against which a valuation allowance was provided for the entire asset amount. Subsequent to this filing, Aronson &

Company informed Company management that it believed that information was available at the time of the filing of the Annual Report that should have been considered in the Company’s evaluation of the realizability of this deferred tax asset. The above issue was resolved to Aronson & Company ‘s satisfaction by the restatement of the Company’s 2002 financial statements to recognize the deferred tax asset of $1,358,000 and a deferred tax benefit in its statement of income for 2002 of $1,358,000. This restatement was previously reported under cover of Amendment Number One to the Company’s Annual Report for 2002 on SEC Form 10-KSB, filed on May 15, 2003. In connection with the forgoing, the Company’s audit committee discussed the issue with Aronson & Company. The Company authorized Aronson & Company to respond fully to the inquiries of Stegman & Company concerning the subject matter of such issue without limitation or qualification. Aronson & Company’ reports on the Company’s financial statements for the fiscal year ending December 31, 2003 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the filing of a Form 8-K reporting the appointment of Stegman & Company, Aronson & Company was provided with a copy of the language appearing above under this caption “Relationship with Prior Independent Auditors” and replied in writing that it agreed with the above statements insofar as they relate to Aronson & Company, P.C.

Below is a breakdown of fees billed by Aronson & Company in 2003:

Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees(1)
$38,876	$21,459	$4,375	$19,192

(1)	Consists of compliance-related contract consulting services.

Vote Required

This Proposal will not be approved unless it receives the affirmative vote of the holders of a majority of the votes cast on such Proposal. Although abstentions and broker non-votes will not be counted as either for or against the Proposal, they will have the same effect as a negative vote. If not otherwise specified, proxies will be voted FOR approval of the Proposal.

OTHER BUSINESS

Company management does not know of any other matters that will come before the 2005 Annual Meeting. If any other matters are properly brought before the Annual Meeting, or if any of the persons named as nominees for election as directors should decline or be unable to serve as a director, the persons named as Proxies are authorized to vote the shares as they see fit and will act according to their best judgment. Except as the Board of Directors may otherwise permit, no business shall be conducted at the Annual Meeting except as described above. If the Chairman of the Annual Meeting determines that any business was not properly brought before the Annual Meeting, the Chairman will announce this at the Annual Meeting and the business will not be conducted. If any other business does properly come before the Annual Meeting the proxy holders will vote on such matters according to their discretion.

ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. THANK YOU FOR YOUR PROMPT ATTENTION.

STOCKHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING

Any proposal subject to Rule 14a-8 which a stockholder wishes to have presented at the next Annual Meeting of Stockholders, currently expected to be held during May 2006, must be received at the office of the Company at 7100 Holladay Tyler Road, Glenn Dale, Maryland 20769 no later than January 1, 2006. In order for a Stockholder proposal submitted outside Rule 14a-8 to be considered “timely” within the meaning of Rule 14a-4(c), such proposals must be received by the Company no later than March 1, 2006.

ANNUAL REPORT AND FINANCIAL STATEMENTS

A copy of the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 accompanies this Proxy Statement. Additional copies of this report may be obtained by written request to the Corporate Secretary at the address indicated below.

REFERENCE DOCUMENTS

UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY STOCKHOLDER, WITHOUT CHARGE, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004 AND THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES EXCHANGE ACT OF 1934. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO THE CORPORATE SECRETARY, TVI CORPORATION, 7100 HOLLADAY TYLER ROAD, GLENN DALE, MARYLAND 20769. THE FORM 10-KSB IS NOT PART OF THIS PROXY STATEMENT OR THE PROXY SOLICITATION MATERIALS.

DETACH HERE

TVI CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

This proxy is being solicited by the Board of Directors of TVI Corporation (the “Company”). The undersigned hereby appoint(s) each of Richard V. Priddy and Karin A. McQuade (the “Proxy Committee”), or either of them as proxies, with full power of substitution, to attend the Annual Meeting of Stockholders of TVI Corporation to be held at the Company’s headquarters located at 7100 Holladay Tyler Road, Glenn Dale, Maryland 20769, and any adjournment or postponement thereof (the “Annual Meeting”), and to vote all shares of Common Stock of the Company held of record by the undersigned on April 22, 2005 (the “Shares”), upon any and all matters that may properly come before the Annual Meeting.

IF THIS PROXY CONTAINS NO SPECIFIC VOTING INSTRUCTIONS, MY (OUR) SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS

This proxy authorize(s) the Proxy Committee to vote at their discretion on any other matter that may properly come before the Annual Meeting. The Proxy Committee may appoint one or more substitute proxy agent(s) to exercise the authority granted to it by this proxy and the undersigned hereby approves such appointment. The terms of this proxy shall be binding upon the successors and assigns of the undersigned stockholder or any transferee of any Shares to which it relates at anytime. By executing this proxy, the undersigned expressly consents to and authorizes the execution and delivery of this proxy by facsimile transmission or other comparable means.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR the election of each of the Company-nominated directors.

1. The election of 01) Matthew M. O’Connell, 02) Todd L. Parchman and 03) Charles L. Sample, as Class A Directors for a three-year term ending at the 2008 Annual Meeting. (The Board of Directors unanimously recommends a vote FOR the election of each nominee.)

FOR

AGAINST

WITHHOLD AUTHORITY

To withhold authority to vote for any individual nominee(s), write that nominee’s number in the line below:

2. Ratify Stegman & Company as the Company’s independent accountants for the fiscal year ending December 31, 2005. (The Board of Directors unanimously recommends a vote FOR approval.)

APPROVE

DISAPPROVE

ABSTAIN

SIGNATURE(S): DATED:

, 2005

, 2005

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. The signer hereby revokes all proxies heretofore given by the signer to vote at said Annual Meeting or any adjournments thereof.

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PRIOR TO THE ANNUAL MEETING IN THE ENCLOSED ENVELOPE.

I plan to attend the Annual Meeting.